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                                                                Exhibit 99.1(b)4
                                                                            GAAP
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NDCHealth Corporation and Subsidiaries

(In thousands, except per share data)
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                                                          Six Months Ended November 30,
                                                          -----------------------------
                                                             2001              2000
                                                          ---------          --------

Revenues:
 Information management                                   $  71,907          $ 65,215
 Network services and systems                               108,511            98,463
 Divested businesses                                              -             5,862
                                                          ---------          --------
                                                            180,418           169,540
                                                          ---------          --------

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Operating expenses:
 Cost of service                                             86,892            85,002
 Sales, general and administrative                           42,152            38,519
 Depreciation and amortization                               12,478            16,896
 Restructuring and impairment charges                             -             2,156
                                                          ---------          --------
                                                            141,522           142,573
                                                          ---------          --------

Operating income                                             38,896            26,967
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Other income (expense):
 Interest and other income                                      695                30
 Interest and other expense                                  (4,645)           (3,636)
 Minority interest in loss (earnings)                         1,073              (117)
                                                          ---------          --------
                                                             (2,877)           (3,723)
                                                          ---------          --------

Income before income taxes and discontinued operations:
 Information management                                       9,932             8,102
 Network services and systems                                26,087            17,014
 Other                                                            -            (1,872)
                                                          ---------          --------
                                                             36,019            23,244
                                                          ---------          --------

Provision for income taxes                                   12,967             9,024
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Income before discontinued operations                        23,052            14,220
Discontinued operations, net of income taxes                      -             8,323
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 Net income                                               $  23,052          $ 22,543
                                                          ---------          --------


Basic earnings per share:
 Income before discontinued operations                    $    0.68          $   0.43
                                                          ---------          --------
 Discontinued operations                                  $       -          $   0.25
                                                          ---------          --------
 Basic earnings per share                                 $    0.68          $   0.69
                                                          ---------          --------
         Shares                                              33,946            32,825

Diluted earnings per share:
 Income before discontinued operations                    $    0.64          $   0.42
                                                          ---------          --------
 Discontinued operations                                  $       -          $   0.25
                                                          ---------          --------
 Diluted earnings per share                               $    0.64          $   0.67
                                                          ---------          --------
         Shares                                              39,691            33,741

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